SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC   20549
                            FORM 8-K
                         CURRENT REPORT
        Pursuant to Section 13 of 15(d) of the Securities
                      Exchange Act of 1934
        Date of Report (Date of earliest event reported)
                          April 1, 2001

                    INDIANA GAS COMPANY, INC.
     (Exact name of registrant as specified in its charter)


         Indiana               1-6494            35-0793669
 ----------------------  -----------------  --------------------
   (State of             (Commission File   (I.R.S. Employer
  Incorporation)          Number)            Identification No.)

 20 N. W. Fourth Street
   Evansville, Indiana                             47741
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (812)465-5300

                               N/A
     (Former name or address, if changed since last report.)







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ITEM 5.  Other Matters

Attached is a press release dated March 30, 2001, discussing the creation of a common name for Vectren Corporation's (Vectren) regulated distribution businesses in the state of Indiana. Indiana Gas Company, Inc. (Indiana Gas) and Southern Indiana Gas and Electric Company (SIGECO) will begin doing business as Vectren Energy Delivery of Indiana effective April 1, 2001.

The new name covers the electric and gas transmission and distribution functions of Indiana Gas and SIGECO. Under the new organization, Vectren's power generation and wholesale power marketing functions will transact business under the name Vectren
Power Supply.


Item 7.  Exhibits

99-1        Press Release
99-2        Forward Looking Statements




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   INDIANA GAS COMPANY, INC.
April 2, 2001



                                By:  /s/ M. Susan Hardwick
                                M. Susan Hardwick
                                Vice President and Controller